                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      April 22, 2003
                                                      --------------

                          Beverly National Corporation
                          ----------------------------
                    (Name of business issuer in its charter)


A Massachusetts Corporation              33-22224-B             04-2832201
---------------------------              ----------             ----------
(State or other jurisdiction of     Commission file number)   (I.R.S.Employer
incorporation or organization)                               Identification No.)


240 Cabot Street  Beverly, Massachusetts                          01915
------------------------------------------                        -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code     (978) 922-2l00
                                                       --------------


                                      N/A
   --------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

         Annual Meeting of Stockholders of Beverly National Corporation

     The Annual Meeting of Stockholders of Beverly National Corporation (the "Company"), the holding company of Beverly National Bank ("the Bank"), was held on Tuesday, April 22, 2003. Stockholders voted to fix the number of directors at ten (10), on the election of directors and to ratify the appointment of independent auditors.

     The results of the votes of stockholders regarding each proposal are set forth below:

                                   PROPOSAL 1
                           FIXING NUMBER OF DIRECTORS

     The proposal to fix the number of directors, who shall constitute the full Board of Directors, at ten (10) was approved in that the proposal received the affirmative vote of a majority of the shares voting.

     The vote for fixing the number of directors at ten (10) was as follows:

                                       "FOR"       "AGAINST"      "ABSTAIN"
                                    ------------- ------------- -------------
Number of Votes:                      1,490,743     162,750         6,518
Percentage of Shares Voted:              89.8%       9.8%             -
Percentage of shares Entitled to
  Vote:                                  82.4%       9.0%             -


                                   PROPOSAL 2
                              ELECTION OF DIRECTORS

     Each of the four nominees received in excess of a plurality of the votes cast at the meeting and were elected to serve a three-year term or until their successors are elected and qualified.

     The vote for electing nominees as directors was as follows:

                                                                    Withholding
                                                         "FOR"       Authority*
                                                      ----------- --------------
John N. Fisher     Number of Shares:                   1,653,913        -
                   Percentage of Shares Voted:           99.6%          -
                   Percentage of shares Entitled to
                     Vote:                               91.5%          -

                                                                    Withholding
                                                         "FOR"       Authority*
                                                      ----------- --------------
Alice B. Griffin    Number of Shares:                  1,653,283        630
                    Percentage of Shares Voted:          99.6%           -
                    Percentage of shares Entitled to
                      Vote:                              91.4%           -


                                                                    Withholding
                                                         "FOR"       Authority*
                                                      ----------- --------------
Robert W. Luscinski Number of Shares:                  1,648,663       5,250
                    Percentage of Shares Voted:          99.3%          .3%
                    Percentage of shares Entitled to
                    Vote:                                91.2%          .3%


                                                                    Withholding
                                                         "FOR"       Authority*
                                                      ----------- --------------
James D. Willshire  Number of Shares:                  1,648,663       5,250
                    Percentage of Shares Voted:          99.3%          .3%
                    Percentage of shares Entitled to
                    Vote:                                91.2%          .3%

------
*    "Withholding Authority would include any "Against" or "Abstain" votes.

                                   PROPOSAL 3
             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2003 was approved in that the votes for such appointment exceeded the votes against such appointment.

     The vote to ratify the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the year ending December 31, 2003 was as follows:

                                        "FOR"      "AGAINST"      "ABSTAIN"
                                    ------------- -------------- -----------
Number of Votes:                      1,648,272        0           11,739
Percentage of Shares Voted:             99.3%          0              -
Percentage of shares Entitled to
  Vote:                                 91.2%          0              -


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial Statements of Business Acquired.

            None

        (b) Pro Forma Financial Information.

            None

        (c) Exhibits.

            99.1   Press Release dated April 22, 2003


        Exhibit Index.
        -------------
            99.1     Press Release dated April 22, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Beverly National Corporation
                                                       Registrant

Dated:  April 22, 2003                         /s/ Peter E. Simonsen
        --------------                         ----------------------
                                               Peter E. Simonsen
                                               Treasurer, Principal
                                               Financial & Accounting Officer